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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-45182, 333-54870, 333-63000, 333-72322, 333-85238, 333-85230,
333-103395) of our reports dated September 26, 2003, with respect to the consolidated financial statements and schedule of Lantronix, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 2003.

/s/ ERNST & YOUNG LLP

Orange County, California
September 29, 2003